The Cash Management Trust of America
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $63,524
------------------ --------------------------------
------------------ --------------------------------
Class B            $525
------------------ --------------------------------
------------------ --------------------------------
Class C            $249
------------------ --------------------------------
------------------ --------------------------------
Class F            $157
------------------ --------------------------------
------------------ --------------------------------
Total              $64,455
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $887
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $6
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $17
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $33
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $24
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $37
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1,412
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,292
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $625
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $724
------------------ --------------------------------
------------------ --------------------------------
Total              $5,057
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0083
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0042
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0034
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0071
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0075
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0032
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0028
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0054
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0066
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0034
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0036
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0055
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0074
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0089
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            7,602,586
------------------ ----------------------------------
------------------ ----------------------------------
Class B            121,843
------------------ ----------------------------------
------------------ ----------------------------------
Class C            80,727
------------------ ----------------------------------
------------------ ----------------------------------
Class F            16,180
------------------ ----------------------------------
------------------ ----------------------------------
Total              7,821,336
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        124,652
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,481
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        6,528
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        6,670
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        3,649
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          11,867
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          406,722
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          251,299
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          100,468
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          80,524
------------------ ----------------------------------
------------------ ----------------------------------
Total              993,860
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class B                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class C                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class F                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $1.00
----------------------- -------------------------